UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 21, 2009

WHIRLPOOL CORPORATION

(Exact name of registrant as Specified in Charter)

Delaware	1-3932	38-1490038
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 M-63 North, Benton Harbor, Michigan	49022-2692
(Address of Principal Executive Offices)	(Zip Code)

(269) 923-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2009 annual meeting of stockholders of Whirlpool Corporation (the “Company”) held on April 21, 2009 (the “2009 Annual Meeting”), the stockholders approved the Whirlpool Corporation Performance Excellence Plan (the “PEP Plan”), as described in the Company’s Proxy Statement dated March 2, 2009 relating to the 2009 Annual Meeting. This summary is qualified in its entirety by reference to the PEP Plan, as filed as Exhibit 10.1 attached hereto and incorporated by reference herein.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the 2009 Annual Meeting, the stockholders approved amendments to the Restated Certificate of Incorporation of the Company (the “Restated Certificate”), as described in the Company’s Proxy Statement dated March 2, 2009 relating to the annual meeting. These amendments provide for the elimination of supermajority stockholder voting provisions and the phased elimination over three years of the Company’s classified Board of Directors as well as certain conforming changes and other amendments (the “Amendments”). The Restated Certificate, including the Amendments, was submitted to the State of Delaware by the Company on April 22, 2009 and became effective upon filing. This summary is qualified in its entirety by reference to the Restated Certificate, as amended and filed as Exhibit 3.1 attached hereto and incorporated by reference herein.

Effective April 21, 2009, the Board of Directors (the “Board”) of the Company amended the By-laws of the Company (the “By-laws”). The primary changes to the By-laws were as follows:

•	Amended Article II, Section 3 to clarify that the location at which a stockholder may examine the list of stockholders entitled to vote at a meeting is the Company’s principal place of business.

•	Amended Article II, Section 9 to clarify the manner by which rules or regulations for the conduct of meetings of stockholders shall be adopted.

•

Amended Article II, Sections 11 and 12 and added Section 13 to clarify and update the process and procedures for stockholders to nominate an individual for election to the Board or to propose other business to be considered at an annual or special meeting of stockholders. For example, the amended sections provide that the notice required to be submitted by a stockholder for either director nominations or other business must disclose, among other things, all swaps, hedges and other derivative instruments and arrangements entered into, directly or indirectly, by the stockholder or any of its controlled affiliates, and all contracts, arrangements, understandings and relationships with respect to the stockholder’s investment in the Company, including with other stockholders, potential investors in the Company and potential transaction advisers such as financial advisers, legal counsel and proxy solicitation firms.

•

Amended Article III, Section 7 to clarify that in no event shall the presence of less than 1/3 of the total number of directors constitute a quorum for any meeting of the Board of Directors of the Company.

•	Added Article VI, Section 4 to specify the manner by which the Company may fix the record date for meetings of stockholders and other corporate actions.

•	Added Article VIII, Section 5 to identify the means by which a stockholder or director may waive the obligation of the Company to provide notice to such person in various circumstances.

•	Added Article VIII, Section 6 regarding reliance upon books, records and reports.

•	Added Article VIII, Section 7 regarding the calculation of time periods contained in the By-laws.

•

Amended Article IX to specify that any action of the stockholders to adopt, amend, alter or repeal the By-laws shall require the affirmative vote of the holders of at least a majority of the voting power of the then outstanding common stock of the Company at a meeting of stockholders called for such purpose.

•	The Board also made certain technical and conforming amendments to the By-laws.

The foregoing is a summary of the amendments to the By-laws. This summary is qualified in its entirety by reference to the By-laws, as amended and filed as Exhibit 3.2 attached hereto and incorporated by reference herein.

Item 8.01.	Other Events.

The Description of Securities attached hereto as Exhibit 99.1 and incorporated herein by reference updates and supersedes the description contained in Item 5 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 23, 1996 under the Exchange Act of 1934 and any subsequent amendment filed for the purpose of updating such description.

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Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Document
3.1	Restated Certificate of Incorporation of Whirlpool Corporation (Amended and Restated as of April 22, 2009)

3.2	By-laws of Whirlpool Corporation (Amended and Restated as of April 21, 2009)

10.1	Whirlpool Corporation Performance Excellence Plan

99.1	Description of Securities

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHIRLPOOL CORPORATION

Date: April 23, 2009	By:	/s/ Daniel F. Hopp
	Name:	Daniel F. Hopp
	Title:	Senior Vice President, Corporate Affairs, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Document
3.1	Restated Certificate of Incorporation of Whirlpool Corporation (Amended and Restated as of April 22, 2009)

3.2	By-laws of Whirlpool Corporation (Amended and Restated as of April 21, 2009)

10.1	Whirlpool Corporation Performance Excellence Plan

99.1	Description of Securities